Exhibit 99.2

The	Supplementary	December 31, 2008
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
Beginning in the third quarter of 2008, the “net losses paid” and “increase (decrease) in outstanding losses” amounts in the property and casualty underwriting results reflect the impact of foreign currency fluctuations differently than in the past.
The property and casualty underwriting results for 2007 that follow this page reflect modification to previously reported net losses paid and increase (decrease) in outstanding losses. Since net losses paid and increase (decrease) in outstanding losses for each line of business and in total have been modified by offsetting amounts, incurred losses for each line of business and in total are unchanged.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION

DECEMBER 31, 2008

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6–10
Underwriting Results — Quarterly	11–15

Definitions of Key Terms	16

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
AS OF DECEMBER 31
(dollars in millions, except per share amounts)

	2008		2007
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$2,478	7%	$1,839	5%
Fixed Maturities
Tax Exempt	18,345	47	18,559	46
Taxable	14,410	37	15,312	38
Equity Securities	1,479	4	2,320	6
Other Invested Assets	2,026	5	2,051	5

Total Invested Assets	$38,738	100%	$40,081	100%

Capitalization
Long Term Debt	$3,975		$3,460
Shareholders’ Equity	13,432		14,445

Total Capitalization	$17,407		$17,905

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	22.8%		19.3%

Actual Common Shares Outstanding	352.3		374.6

Book Value Per Common Share	$38.13		$38.56

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$38.38		$37.87

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Periods Ended December 31
	Fourth	Twelve	From
	Quarter	Months	December 2005
	2008	2008	to December 31, 2008
Cost of Shares Repurchased	$164	$1,311	$4,887

Average Cost Per Share	$45.20	$49.78	$50.79

Shares Repurchased	3,616,982	26,328,770	96,216,100
In December 2005 and December 2006, the Board of Directors authorized the repurchase of up to 28,000,000 shares and 20,000,000 shares, respectively, of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in 2006. In December 2007, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. No shares remain under these share repurchase authorizations.
In December 2008, the Board of Directors authorized the repurchase of up to 20,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of December 31, 2008, 19,783,900 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
AS OF DECEMBER 31
CORPORATE

	Cost or		Carrying
	Amortized Cost		Value (a)
	2008	2007	2008	2007
	(in millions)
Short Term Investments	$1,602	$934	$1,602	$934

Taxable Fixed Maturities	774	1,050	780	1,045

Equity Securities	451	289	504	478

TOTAL	$2,827	$2,273	$2,886	$2,457

PROPERTY AND CASUALTY

	Cost or		Carrying
	Amortized Cost		Value (a)
	2008	2007	2008	2007
	(in millions)
Short Term Investments	$876	$905	$876	$905

Fixed Maturities

Tax Exempt	18,299	18,208	18,345	18,559

Taxable	13,818	14,216	13,630	14,267

Equity Securities	1,112	1,618	975	1,842

Other Invested Assets	2,026	2,051	2,026	2,051

TOTAL	$36,131	$36,998	$35,852	$37,624

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets, which include private equity limited partnerships, are carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	Periods Ended December 31
	Fourth Quarter		Twelve Months
	2008	2007	2008	2007
	(in millions)
CORPORATE INVESTMENT INCOME	$12	$17	$51	$74

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$188	$189	$742	$734
Taxable Interest	118	125	497	482
Other	15	22	77	78
Investment Expenses	(5)	(5)	(19)	(21)

TOTAL	$316	$331	$1,297	$1,273

Effective Tax Rate	19.2%	20.1%	20.0%	19.9%

After-Tax Annualized Yield	3.45%	3.54%	3.49%	3.50%
After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.
STATUTORY POLICYHOLDERS’ SURPLUS
AS OF DECEMBER 31

	2008	2007	2006
	(in millions)
Estimated Statutory Policyholders’ Surplus	$12,400	$12,998	$11,357

Rolling Year Statutory Net Premiums Written	$11,759	$11,829	$11,967

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.95:1	0.91:1	1.05:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
TWELVE MONTHS ENDED DECEMBER 31, 2008

	Net Unpaid Losses				All Other
				IBNR	Unpaid Losses
			Increase	Increase	Increase
	12/31/08	12/31/07	(Decrease)	(Decrease)	(Decrease)
	(in millions)
Personal Insurance

Automobile	$391	$411	$(20)	$(5)	$(15)
Homeowners	715	705	10	7	3
Other	815	748	67	80	(13)

Total Personal	1,921	1,864	57	82	(25)

Commercial Insurance

Multiple Peril	1,586	1,619	(33)	30	(63)
Casualty	5,660	5,540	120	296	(176)
Workers’ Compensation	1,982	1,910	72	64	8
Property and Marine	839	677	162	72	90

Total Commercial	10,067	9,746	321	462	(141)

Specialty Insurance

Professional Liability	7,175	7,526	(351)	6	(357)
Surety	68	71	(3)	(1)	(2)

Total Specialty	7,243	7,597	(354)	5	(359)

Total Insurance	19,231	19,207	24	549	(525)

Reinsurance Assumed	924	1,109	(185)	(128)	(57)

Total	$20,155	$20,316	$(161)	$421	$(582)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$602	$621	$2,449	$2,423	$775	$665	$3,826	$3,709
Increase (Decrease) in Unearned Premiums	(10)	(30)	22	77	27	20	39	67

Net Premiums Earned	612	651	2,427	2,346	748	645	3,787	3,642

Net Losses Paid	370	418	1,208	1,101	406	330	1,984	1,849
Increase (Decrease) in Outstanding Losses	(13)	(20)	34	33	82	80	103	93

Net Losses Incurred	357	398	1,242	1,134	488	410	2,087	1,942

Expenses Incurred	176	178	796	772	250	218	1,222	1,168

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$79	$75	$389	$440	$10	$17	$478	$532

Ratios After Dividends to Policyholders:

Loss	58.3%	61.1%	51.2%	48.3%	65.2%	63.6%	55.1%	53.3%
Expense	29.3	28.7	32.5	31.9	32.3	32.8	32.0	31.5

Combined	87.6%	89.8%	83.7%	80.2%	97.5%	96.4%	87.1%	84.8%

Premiums Written as a % of Total	5.1%	5.3%	20.8%	20.4%	6.6%	5.6%	32.5%	31.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$1,210	$1,252	$1,654	$1,726	$851	$890	$1,278	$1,215	$4,993	$5,083
Increase (Decrease) in Unearned Premiums	(19)	(16)	(32)	(9)	(11)	(18)	40	6	(22)	(37)

Net Premiums Earned	1,229	1,268	1,686	1,735	862	908	1,238	1,209	5,015	5,120

Net Losses Paid	611	577	885	889	375	325	735	610	2,606	2,401
Increase (Decrease) in Outstanding Losses	—	12	237	262	101	163	187	(16)	525	421

Net Losses Incurred	611	589	1,122	1,151	476	488	922	594	3,131	2,822

Expenses Incurred	430	429	471	487	201	201	439	427	1,541	1,544

Dividends Incurred	—	1	—	—	34	15	—	—	34	16

Statutory Underwriting Income (Loss)	$188	$249	$93	$97	$151	$204	$(123)	$188	$309	$738

Ratios After Dividends to Policyholders:

Loss	49.7%	46.5%	66.6%	66.4%	57.5%	54.6%	74.5%	49.1%	62.8%	55.3%
Expense	35.6	34.3	28.4	28.2	24.6	23.0	34.3	35.2	31.1	30.5

Combined	85.3%	80.8%	95.0%	94.6%	82.1%	77.6%	108.8%	84.3%	93.9%	85.8%

Premiums Written as a % of Total	10.3%	10.6%	14.0%	14.5%	7.2%	7.5%	10.9%	10.2%	42.4%	42.8%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$2,546	$2,605	$353	$339	$2,899	$2,944
Increase (Decrease) in Unearned Premiums	(48)	(46)	12	19	(36)	(27)

Net Premiums Earned	2,594	2,651	341	320	2,935	2,971

Net Losses Paid	1,608	1,438	132	5	1,740	1,443
Increase (Decrease) in Outstanding Losses	(52)	96	(2)	12	(54)	108

Net Losses Incurred	1,556	1,534	130	17	1,686	1,551

Expenses Incurred	636	638	108	101	744	739

Dividends Incurred	—	—	6	3	6	3

Statutory Underwriting Income (Loss)	$402	$479	$97	$199	$499	$678

Ratios After Dividends to Policyholders:

Loss	60.0%	57.9%	38.8%	5.3%	57.6%	52.3%
Expense	25.0	24.5	31.1	30.1	25.7	25.1

Combined	85.0%	82.4%	69.9%	35.4%	83.3%	77.4%

Premiums Written as a % of Total	21.6%	21.9%	3.0%	2.9%	24.6%	24.8%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$11,718	$11,736	$64	$136	$11,782	$11,872
Increase (Decrease) in Unearned Premiums	(19)	3	(27)	(77)	(46)	(74)

Net Premiums Earned	11,737	11,733	91	213	11,828	11,946

Net Losses Paid	6,330	5,693	179	256	6,509	5,949
Increase (Decrease) in Outstanding Losses	574	622	(185)	(272)	389	350

Net Losses Incurred	6,904	6,315	(6)	(16)	6,898	6,299

Expenses Incurred	3,507	3,451	39	113	3,546	3,564

Dividends Incurred	40	19	—	—	40	19

Statutory Underwriting Income (Loss)	$1,286	$1,948	$58	$116	1,344	2,064

Increase in Deferred Acquisition Costs					17	52

GAAP Underwriting Income					$1,361	$2,116

Ratios After Dividends to Policyholders:

Loss	59.0%	53.9%	* %	* %	58.5%	52.8%
Expense	30.1	29.5	*	*	30.2	30.1

Combined	89.1%	83.4%	* %	* %	88.7%	82.9%

Premiums Written as a % of Total	99.5%	98.9%	0.5%	1.1%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$8,920	$9,168	$2,862	$2,704	$11,782	$11,872
Increase (Decrease) in Unearned Premiums	(79)	(117)	33	43	(46)	(74)

Net Premiums Earned	8,999	9,285	2,829	2,661	11,828	11,946

Net Losses Paid	5,212	4,893	1,297	1,056	6,509	5,949
Increase (Decrease) in Outstanding Losses	308	75	81	275	389	350

Net Losses Incurred	5,520	4,968	1,378	1,331	6,898	6,299

Expenses Incurred	2,538	2,617	1,008	947	3,546	3,564

Dividends Incurred	40	19	—	—	40	19

Statutory Underwriting Income (Loss)	$901	$1,681	$443	$383	1,344	2,064

Increase in Deferred Acquisition Costs					17	52

GAAP Underwriting Income					$1,361	$2,116

Ratios After Dividends to Policyholders:

Loss	61.6%	53.6%	48.7%	50.0%	58.5%	52.8%
Expense	28.6	28.6	35.2	35.0	30.2	30.1

Combined	90.2%	82.2%	83.9%	85.0%	88.7%	82.9%

Premiums Written as a % of Total	75.7%	77.2%	24.3%	22.8%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$145	$149	$590	$592	$204	$176	$939	$917
Increase (Decrease) in Unearned Premiums	(2)	(10)	(11)	(5)	2	6	(11)	(9)

Net Premiums Earned	147	159	601	597	202	170	950	926

Net Losses Paid	91	108	363	309	119	86	573	503
Increase (Decrease) in Outstanding Losses	(10)	(11)	(98)	28	(2)	26	(110)	43

Net Losses Incurred	81	97	265	337	117	112	463	546

Expenses Incurred	43	44	195	193	64	59	302	296

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$23	$18	$141	$67	$21	$(1)	$185	$84

Ratios After Dividends to Policyholders:

Loss	55.1%	61.0%	44.1%	56.5%	57.9%	65.9%	48.7%	58.9%
Expense	29.7	29.5	33.0	32.6	31.4	33.5	32.2	32.3

Combined	84.8%	90.5%	77.1%	89.1%	89.3%	99.4%	80.9%	91.2%

Premiums Written as a % of Total	5.0%	5.0%	20.4%	19.7%	7.0%	5.8%	32.4%	30.5%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2008 AND 2007
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$295	$326	$373	$426	$185	$204	$321	$306	$1,174	$1,262
Increase (Decrease) in Unearned Premiums	2	10	(29)	(13)	(20)	(20)	7	1	(40)	(22)

Net Premiums Earned	293	316	402	439	205	224	314	305	1,214	1,284

Net Losses Paid	189	135	289	278	98	64	234	175	810	652
Increase (Decrease) in Outstanding Losses	(61)	13	(19)	5	20	67	(66)	(34)	(126)	51

Net Losses Incurred	128	148	270	283	118	131	168	141	684	703

Expenses Incurred	106	107	109	122	49	46	110	106	374	381

Dividends Incurred	—	1	—	—	8	4	—	—	8	5

Statutory Underwriting Income (Loss)	$59	$60	$23	$34	$30	$43	$36	$58	$148	$195

Ratios After Dividends to Policyholders:

Loss	43.7%	47.0%	67.2%	64.5%	59.9%	59.6%	53.5%	46.2%	56.7%	55.0%
Expense	35.9	32.9	29.2	28.6	27.7	23.0	34.3	34.7	32.1	30.3

Combined	79.6%	79.9%	96.4%	93.1%	87.6%	82.6%	87.8%	80.9%	88.8%	85.3%

Premiums Written as a % of Total	10.2%	10.8%	12.9%	14.1%	6.4%	6.8%	11.0%	10.2%	40.5%	41.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$699	$712	$77	$82	$776	$794
Increase (Decrease) in Unearned Premiums	72	40	(12)	(4)	60	36

Net Premiums Earned	627	672	89	86	716	758

Net Losses Paid	441	389	92	—	533	389
Increase (Decrease) in Outstanding Losses	(34)	(26)	(74)	14	(108)	(12)

Net Losses Incurred	407	363	18	14	425	377

Expenses Incurred	164	173	23	24	187	197

Dividends Incurred	—	—	3	1	3	1

Statutory Underwriting Income (Loss)	$56	$136	$45	$47	$101	$183

Ratios After Dividends to Policyholders:

Loss	64.9%	54.0%	20.9%	16.5%	59.6%	49.8%
Expense	23.5	24.3	31.1	29.6	24.2	24.8

Combined	88.4%	78.3%	52.0%	46.1%	83.8%	74.6%

Premiums Written as a % of Total	24.1%	23.7%	2.7%	2.7%	26.8%	26.4%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$2,889	$2,973	$10	$36	$2,899	$3,009
Increase (Decrease) in Unearned Premiums	9	5	(12)	(15)	(3)	(10)

Net Premiums Earned	2,880	2,968	22	51	2,902	3,019

Net Losses Paid	1,916	1,544	47	72	1,963	1,616
Increase (Decrease) in Outstanding Losses	(344)	82	(60)	(92)	(404)	(10)

Net Losses Incurred	1,572	1,626	(13)	(20)	1,559	1,606

Expenses Incurred	863	874	14	41	877	915

Dividends Incurred	11	6	—	—	11	6

Statutory Underwriting Income (Loss)	$434	$462	$21	$30	455	492

Decrease in Deferred Acquisition Costs					(12)	(12)

GAAP Underwriting Income					$443	$480

Ratios After Dividends to Policyholders:

Loss	54.8%	54.9%	* %	* %	53.9%	53.3%
Expense	30.0	29.5	*	*	30.4	30.5

Combined	84.8%	84.4%	* %	* %	84.3%	83.8%

Premiums Written as a % of Total	99.7%	98.8%	0.3%	1.2%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2008 AND 2007
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$2,202	$2,251	$697	$758	$2,899	$3,009
Increase (Decrease) in Unearned Premiums	(36)	(56)	33	46	(3)	(10)

Net Premiums Earned	2,238	2,307	664	712	2,902	3,019

Net Losses Paid	1,555	1,334	408	282	1,963	1,616
Increase (Decrease) in Outstanding Losses	(352)	(69)	(52)	59	(404)	(10)

Net Losses Incurred	1,203	1,265	356	341	1,559	1,606

Expenses Incurred	638	653	239	262	877	915

Dividends Incurred	11	6	—	—	11	6

Statutory Underwriting Income (Loss)	$386	$383	$69	$109	455	492

Decrease in Deferred Acquisition Costs					(12)	(12)

GAAP Underwriting Income					$443	$480

Ratios After Dividends to Policyholders:

Loss	54.0%	55.0%	53.6%	47.9%	53.9%	53.3%
Expense	29.1	29.1	34.3	34.6	30.4	30.5

Combined	83.1%	84.1%	87.9%	82.5%	84.3%	83.8%

Premiums Written as a % of Total	76.0%	74.8%	24.0%	25.2%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.